Exhibit 99.2

PLYMOUTH INDUSTRIAL REIT INC.

Overview to Unaudited Pro Forma Condensed Consolidated Financial Statements

The accompanying unaudited pro forma condensed consolidated financial statements have been derived from the historical condensed consolidated financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2018 is presented to reflect adjustments to the Company’s historical balance sheet as if the Company’s Jacksonville Portfolio acquisition and the Series B Preferred Stock offering were completed on September 30, 2018. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2018 and for the year ended December 31, 2017 are presented as if the Jacksonville Portfolio acquisition and the Series B Preferred Stock offering were completed on the first day of the period presented.

The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) our historical unaudited condensed consolidated financial statements as of September 30, 2018 and for the nine months ended September 30, 2018 and (ii) our condensed consolidated financial statements for the twelve months ended December 31, 2017 in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

The Company has based the unaudited pro forma adjustments on available information and assumptions that it believes are reasonable. The following unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what the Company’s actual financial position would have been as of September 30, 2018 assuming the Jacksonville Portfolio acquisition had been completed on September 30, 2018, what actual results of operations would have been for the nine months ended September 30, 2018 and the year ended December 31, 2017 assuming the Jacksonville Portfolio acquisition was completed on the first day of the period presented, and are not indicative of future results of operations or financial condition and should not be viewed as indicative of future results of operations or financial condition.

Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2018
(Unaudited and in thousands except for share and per share amounts)

	Plymouth	Proceeds	Proceeds from
	Industrial	from	Jacksonville	Jacksonville	Company
	REIT, Inc.	offering	Portfolio Loan	Portfolio	Pro Forma
	(A)	(B)	(C)	(D)
Assets
Real estate properties	$347,065	$—	—	$97,393	$444,458
Less accumulated depreciation	(36,830)	—	—	—	(36,830)
Real estate properties, net	310,235	—	—	97,393	407,628

Cash	5,966	40,663	63,115	(97,393)	12,351
Cash held in escrow	3,875	—	—	—	3,875
Restricted cash	1,716	—	—		1,716
Deferred leasing intangibles, net	25,057	—	—	—	25,057
Other assets	6,409	—	—	—	6,409
Total assets	$353,258	$40,663	$63,115	$—	$457,036

Liabilities, Series A preferred stock and equity (deficit)
Liabilities
Secured debt, net	$245,627	$(31,170)	$63,115	$0	$277,572
Borrowings under line of credit, net	35,133	—	—	—	35,133
Accounts payable, accrued expenses and other liabilities	17,101	—	—	—	17,101
Deferred lease intangibles, net	6,439	—	—	—	6,439
Total liabilities	304,300	(31,170)	63,115	—	336,245

Preferred stock Series A	48,868	—	—	—	48,868
Preferred stock Series B	—	71,833	—	—	71,833

Equity
Common stock	49	—	—	—	49
Additional paid in capital	129,392		—	—	129,392
Accumulated deficit	(134,283)	—	—	—	(134,283)
Total Plymouth Industrial REIT, Inc. stockholders' equity	(4,842)	—	—	—	(4,842)
Non-controlling Interest	4,932	—	—	—	4,932
Total equity	90	—	—	—	90

Total liabilities, Series A preferred stock, Series B preferred stock and equity	$353,258	$40,663	$63,115	$—	$457,036

Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2018
(Unaudited and in thousands except for share and per share amounts)

	Plymouth	Company
	Industrial	Pro Forma	Jacksonville	Company
	REIT, Inc.	Adjustments	Portfolio	Pro Forma
	(A)	(B)	(C)
Revenues:
Rental revenue	$26,245	$—	$6,312	$32,557
Tenant recoveries	8,809	—	2,538	11,347
Other income	526	—	—	526
Total revenues	35,580	—	8,850	44,430

Operating expenses:
Property expenses	12,589	—	2,671	15,260
General and administrative	4,299	—	—	4,299
Depreciation and amortization	19,235	—	4,328	23,563
Total Operating expenses	36,123	—	6,999	43,122

Operating income (loss)	(543)	—	1,851	1,308

Other expense:
Interest expense	11,777	—	2,127	13,904
Loss on extinguishment of debt	4,405	—	—	4,405
Total other expense	16,182	—	2,127	18,309
Net loss	(16,725)	—	(276)	(17,001)
Net Loss Attributable to non-controlling interest after preferred stock dividends	(1,709)	—	(28)	(1,737)
Net loss attributable to Plymouth Industrial REIT, Inc.	(15,016)	—	(248)	(15,264)
Less Series A preferred stock dividends	(2,868)	—	—	(2,868)
Less Series B preferred stock dividends	—	(1,828)	—	(1,828)
Less amount attributable to participating securities	(155)	—	—	(155)
Net Loss Attributable to common stockholders	(18,039)	(1,828)	(248)	(20,115)

Loss Per Share	$(4.74)			$(5.29)
Weighted Average Shares Outstanding	3,801,900			3,801,900

Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2017
(Unaudited and in thousands except for share and per share amounts)

	Plymouth	Company
	Industrial	Pro Forma	Jacksonville	Company
	REIT, Inc.	Adjustments	Portfolio	Pro Forma
	(A)	(B)	(C)
Revenues:
Rental revenue	$18,372	$—	$7,747	$26,119
Tenant recoveries	6,443	—	3,047	9,490
Other income	3	—	—	3
Total revenues	24,818	—	10,794	35,612

Operating expenses:
Property expenses	8,205	—	3,441	11,646
General and administrative	5,292	—	—	5,292
Depreciation and amortization	13,998	—	5,770	19,768
Total Operating expenses	27,495	—	9,211	36,706

Operating income (loss)	(2,677)	—	1,583	(1,094)

Other income (expense):
Gain on disposition of equity investment	231	—	—	231
Interest expense	(11,581)	—	(2,838)	(14,419)
Total other income (expense)	(11,350)	—	(2,838)	(14,188)
Net loss	(14,027)	—	(1,255)	(15,282)
Net Loss Attributable to non-controlling interest	(5,320)	—	(49)	(5,369)
Net loss attributable to Plymouth Industrial REIT, Inc.	(8,707)	—	(1,206)	(9,913)
Less Series A preferred stock dividends	(723)	—	—	(723)
Less Series B preferred stock dividends	—	(2,438)	—	(2,438)
Less Amount allocated to participating securities	(128)	—	—	(128)
Net Loss Attributable to common stockholders	(9,558)	(2,438)	(1,206)	(13,202)

Loss Per Share	$(4.45)			$(6.14)

Weighted Average Shares Outstanding	2,149,977			2,149,977

Plymouth Industrial REIT, Inc.

Notes to Unaudited Pro Forma

Condensed Consolidated Financial Statements

(dollars in thousands)

1. Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2018

(A) Reflects the historical Condensed Consolidated Balance Sheet of Plymouth Industrial REIT, Inc. as of September 30, 2018

(B) Reflects the net proceeds of $71,833 from the sale of 4,411,764 shares of Series B preferred stock. It also reflects the use of proceeds from the Series B preferred stock to pay off the outstanding KeyBank Term Loan of $31,170.

(C) Reflects proceeds from the $63,115 Key Bank Bridge Loan used in the acquisition of the Jacksonville Portfolio.

(D) Reflects the $97,393 acquisition of the Jacksonville Portfolio as reflected in the Statements of Revenue and Certain Expenses included herein. The pro forma adjustments do not include an allocation of the purchase price to reflect the intangible components of the acquisition as this evaluation is in process and will be reflected in future filings of actual results.

2. Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2018

(A) Reflects the historical Condensed Consolidated Statement of Operations of Plymouth Industrial REIT, Inc. for the nine months ended September 30, 2018.

(B) Reflects the 3.25% stated annual dividend on the 4,411,764 shares of Series B preferred stock

(C) Reflects the results of operations and depreciation and interest expense related to the acquisition of the Jacksonville Portfolio as reflected in the Statements of Revenues and Certain Expenses included herein.

3. Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2017

(A) Reflects the historical Condensed Consolidated Statement of Operations of Plymouth Industrial REIT, Inc. for the year ended December 31, 2017.

(B) Reflects the 3.25% stated annual dividend on the 4,411,764 shares of Series B preferred stock

(C) Reflects the results of operations and depreciation and interest expense related to the acquisition of the Jacksonville Portfolio as reflected in the Statements of Revenues and Certain Expenses included herein.